CONTRACT FOR SALE AND PURCHASE OF REAL PROPERTY

Date of last execution by Buyer or Seller
EFFECTIVE DATE 1/5/06
To be filled in by last Party to Sign or Initial

Seller: 21st CENTURY HOLDING COMPANY
of
Buyer: **Wilton Centre, LLC**
of
hereby agree that the Seller shall sell and the Buyer shall buy the following described property together with existing improvements thereon, UPON THE TERMS AND CONDITIONS HEREINAFTER SET FORTH.

1. LEGAL DESCRIPTION of real estate located in Broward County, Florida.

SEE EXHIBIT "A" APPENDED HERETO AND PARAGRAPH X BELOW

ADDRESS: Non-addressed vacant property immediately adjacent to 366 W Oakland Park Blvd (Street) (Apt./Unit #) Lauderdale Lakes, FL (City, State) 33311 (Zip)

SELLER OWNED PERSONAL PROPERTY INCLUDED:

2. PURCHASE PRICE IS (In U.S. funds) $10,000.00

3. METHOD OF PAYMENT: This is an all cash transaction.

(a) Deposit(s) to be held in escrow by Eve Wagner Rosen, P.A., Trust Account $1,000.00
(b) Additional escrow deposit due within 15 days after effective date, time being of the essence $0.00
Escrowed funds may be placed in an interest bearing account with interest to accrue to the Buyer.
(c) Amount of new note and mortgage to be executed by the Buyer to any lender other than the Seller: $0.00

(d) Conditioned upon Buyer assuming [ ] fixed rate [ ] adjustable rate [ ] balloon mortgage in favor of ________ presently bearing interest at _______% and presently payable $__________ per month (P.I.___.___.) having an approximate balance of $0.00
(APPROVE BY CHECKING ONE ONLY)
[ ] At present terms and interest rate for the period of the mortgage
[ ] At an interest rate changeable to the rate of interest prevailing at time of closing and upon such terms and conditions as are required by lender, which Buyer agrees to accept.
Note- if more than one existing mortgage is being assumed, place total of other balances here and describe its terms in Paragraph P (SPECIAL CLAUSES) of this Contract or on an Addendum.
[ ] 2nd Mortgage [ ] 3rd Mortgage $0.00
(e) Purchase money second mortgage and note to Seller $0.00
(f) Balance of funds due from Buyer in the form of U.S. currency or cashier's check drawn on a Florida financial institution, upon closing and delivery of deed (or such greater or lesser amount as may be necessary to complete payment of purchase price after credits, adjustments and prorations) $9,000.00
(g) PURCHASE PRICE $10,000.00

4. TIME FOR ACCEPTANCE If this Contract is not executed by Seller on or before January 9, 2006, the deposit shall, at the option of Buyer, be returned to Buyer and this agreement shall be null and void.

5. CLOSING DATE This Contract shall be closed and the closing documents and possession shall be delivered on or before forty-five (45) days from the Effective Date, unless modified by other provisions of this Contract or separate agreement.

A. ESCROW: The party or entity receiving the deposit(s) agrees by the acceptance thereof to deposit(s) them promptly, to hold the funds in escrow and to disburse the same, subject to clearance, in accordance with this Contract. Failure of clearance of funds shall not excuse performance by Buyer. Provided, however, that in the event a dispute shall arise between any of the parties to this Contract as to the proper disbursement of the deposit(s), the party holding the deposit(s) may, at his option: (1) take no action and hold all funds (and documents, if any) until agreement is reached between the disputing parties, or until a judgment has been entered by a court of competent jurisdiction and the appeal period has expired thereon, or if appealed then until the matter has been finally conducted and then to act in accordance with such final judgment; or (2) institute an action for declaratory judgment, interpleader or otherwise joining all affected parties and thereafter complying with the ultimate judgment of the court with regard to the disbursement of the deposit(s) and disposition of documents, if any. In the event of any suit between Buyer and Seller wherein the Escrow Agent is made a party by virtue of acting as such Escrow Agent hereunder, or in the event of any suit wherein Escrow Agent interpleads the subject matter of this escrow, the Escrow Agent shall be entitled to recover all attorney's fees and costs incurred, including costs and attorney's fees for appellate proceeding, if any. The Escrow Agent shall be entitled to an award against the deposit funds for such costs and attorney's fees. Any costs and attorney's fees awarded to the Escrow Agent shall be reimbursed to the prevailing party and charged as court costs against the losing party or parties, jointly and severally. The party receiving the deposit(s) shall be entitled to the foregoing interpleader relief and award of attorney's fees and cost regardless of whether or not suit is first filed by one or both Buyer or Seller in a suit involving the escrow holder and whether or not any party Buyer or Seller has an independent action against the escrow holder and whether or not the escrow holder instituted the interpleader action for his own protection. Any escrow agent who holds any deposit(s) under the terms of this Contract shall, upon the filing of an interpleader action, be obligated to deliver said deposit(s) to the registry of the court for disposition in accordance with the interpleader order.

B. LEASES AND TENANCIES: None

C. RENTAL SECURITY DEPOSITS: None

D. EVIDENCE OF TITLE: Evidence of Title shall be certified to a date subsequent to the Effective Date of this Contract. Evidence of Title shall show in Seller a marketable title in accordance with current title standards adopted by the Florida Bar, subject only to liens, encumbrances, exceptions or qualifications set forth in this Contract and those which shall be discharged by Seller at or before closing. If title is found to be defective, Buyer shall, within five (5) days from receipt of the Evidence Of Title, notify Seller in writing and specify the defects. If said defects render title unmarketable, Seller shall have thirty (30) days from receipt of such notice to cure the defects, and if after said period Seller shall not have cured the defects, Buyer shall have the option of accepting title as it is or demanding a refund of all deposits made hereunder which shall forthwith be returned to Buyer, and thereupon Buyer and Seller shall be released of all obligations to each other under this Contract. Seller agrees that it will, if title is found to be unmarketable, use diligent effort to correct the defects within the time limit provided. The Seller shall not be required to file suit to cure any title defect.

Seller, at Seller's expense, shall deliver to the Buyer, the following evidence of title. Buyer shall pay the cost of the title commitment and insurance policy on the subject property:

A Title Search Report prepared by Attorney's Title Insurance Fund, and Commonwealth policy 5332-43860.

E. DEFAULT:

1. DEFAULT BY BUYER: If Buyer fails to perform this Contract within the time specified, an amount equal to the deposit(s) made or agreed to be made by Buyer, and all other payments made to the Seller pursuant to this Contract may be retained or recovered by or for the account of the Seller as liquidated damages, consideration for the execution of this Contract and full settlement of any claims; whereupon Buyer shall be relieved of all obligations to the Seller under this Contract; or Seller, at his option, may proceed in equity for specific performance of this Contract.

2. DEFAULT BY SELLER: If, for any reason other than failure of Seller to make title marketable after diligent effort, Seller fails, neglects or refuses to perform this Contract, the Buyer may seek specific performance or elect to receive the return of Buyer's deposit(s) without the right to seek damages.

F. CLOSING:

1. PLACE: Closing shall be held at the Office of Buyer's Attorney or Closing Agent, if located within the county in which the property is situated; if not, then at the office of Seller's Attorney.

2. DOCUMENTS: Seller shall furnish deed or other instrument of conveyance, mechanic's lien affidavit, bill of sale, assignment of leases, and any corrective instruments that may be required in connection with perfecting the title.

3. EXPENSES: The cost of providing Evidence of Title covering the period prior to closing, state documentary

stamps which are required to be affixed to the instrument of conveyance, and the cost of recording any corrective documents shall be paid by Seller. The cost of recording the deed shall be paid by Buyer. Seller shall pay any prepayment penalties incurred or charged in satisfying existing mortgages.

4. PRORATIONS: Any references in this Contract to prorations shall be as of the date of closing unless occupancy occurs prior to closing, in which case prorations shall be as of the date of occupancy, unless otherwise provided:

(a) Proration of Taxes (Real and Personal): Taxes shall be prorated on the current year's tax without regard to discount. If closing occurs on a date when the current year's millage is not fixed, and the current year's assessment is available, taxes will be prorated based upon such assessment and the prior year's millage. If the current year's assessment is not available, taxes will be prorated on the prior year's tax without regard to discount. If there are completed improvements by January 1st of the year of closing, which improvements were not in existence on January 1st of the prior year, taxes will be prorated based upon the prior year's millage and an equitable estimated assessment of the property, as improved. Taxes will not be reprorated.

(b) Other Prorations: Rent and any other expenses and revenues of the property that are properly proratable.

G. AFFIDAVITS: Seller shall furnish to Buyer at time of closing an affidavit attesting to the absence of any claims of lien or potential lienors known to Seller. If the property has been improved within ninety (90) days prior to closing, Seller shall deliver to Buyer an affidavit setting forth names and addresses of all Contractors, sub-Contractors, suppliers and materialmen and stating that all bills for work on subject property have been paid. Buyer may require releases of all potential liens. Seller shall also furnish a "Gap" affidavit and FIRPTA affidavit.

H. CONVEYANCE AND TRANSFER: Seller shall convey the real property to Buyer by Statutory Warranty Deed (unless selling in a representative capacity) subject to: (1) taxes for year of closing and subsequent years; (2) zoning and/or restrictions and prohibitions imposed by governmental authority; (3) restrictions and other matters appearing on the plat and/or common to the subdivision; (4) utility easements of record, provided said easements do not reasonably interfere with the intended use of the property; (5) other matters specified in this Contract, and (6) the Permitted Exceptions set forth in Commonwealth policy 5332-43860; (6) Grant of Easement in favor of Sean's Land, Inc. All reverter provisions and reservations shall be released of record at Seller's expense unless extinguished by the Marketable Record Title Act or unless the right of re-entry or the reservation has been released by other statutory authority or by the state of Florida.

I. OCCUPANCY AND POSSESSION: Seller agrees to deliver possession, and all keys for locks and alarms if any, upon closing and funding subject to the rights of the existing occupants.

J. MISCELLANEOUS:

1. SPECIAL ASSESSMENT LIENS: Certified special assessment liens as of the date of closing are to be paid by Seller. Pending liens as of the date of closing shall be assumed by Buyer. Where the improvement has been substantially completed as of the effective date of this Contract, such pending liens shall be considered as certified, and Seller shall, at closing, be charged an amount equal to the last estimate of the public body of the assessment of the improvement.

2. **(a) RISK OF LOSS:** If the improvements are damaged by fire or other casualty prior to closing, and the cost of restoring the same does not exceed five percent (5%) of the sales price, the cost of restoration shall be an obligation of Seller and closing shall proceed pursuant to the terms of this Contract with the cost thereof being escrowed at closing. If the cost of repair or restoration exceeds five percent (5%) of the sales price, Buyer shall have the option of taking the property "as is," together with any insurance proceeds by virtue of said loss or damage, or canceling this Contract and all deposits will be returned forthwith to Buyer and the parties released of any further liability hereunder.

(b) CONDEMNATION: In the event an order of taking has been issued by any governmental authority, Buyer shall have the option to cancel the Contract or require Seller to convey any remaining portion of the property. Should the Buyer not elect to cancel the Contract, then the Buyer shall have the right to participate in negotiations with government and this Contract shall remain in full force and effect.

3. INGRESS AND EGRESS: Seller warrants that there are ingress and egress to the property over public or private roads.

4. MAINTENANCE: Between the Effective Date of this Contract and the closing date, the real property, shall be maintained by Seller in the condition existing as of the Effective Date of this Contract, ordinary wear and tear excepted.

5. ATTORNEY'S FEES AND COSTS: In any litigation (including all appeals) arising out of this Contract involving Seller and Buyer or Escrow Agent, the prevailing party shall be entitled to recover all costs incurred, including reasonable attorney's fees.

6. PERSONS BOUND: This Contract shall bind and inure to the benefit of the parties hereto, their heirs, successors and assigns. Whenever the context permits, singular shall include plural and gender shall include all.

7. ADDENDA AND EXHIBITS: The term "Contract" shall include all Addenda and Exhibits attached or incorporated by reference.

8. NOTICE AND TIME: Notice given by or to the Attorney for either party shall be effective as if given by or to said party. Any time period which shall end on a Saturday, Sunday or legal holiday shall extend to 5:00 o'clock P.M. on the next full business day. Notice hereunder shall be in writing by nationally recognized overnight courier, to the respective address of the parties set forth below. Service shall be deemed effective upon the earlier of actual receipt of notice or one (1) business day after mailing by nationally recognized overnight courier.

To Seller:		To Buyer:	
	Joseph L. Schneider, Esq. 1720 Harrison Street Suite 1820 Hollywood, FL 33020		Eve Wagner Rosen, Esq. 2101 North Andrews Avenue Suite 403 Wilton Manors, FL 33311

9. CONTRACT NOT RECORDABLE: Neither this Contract nor any notice thereof shall be recorded in the public records.

10. TIME OF THE ESSENCE: Time is of the essence for all provisions of this contract.

11. FAX AND COUNTERPARTS: A signature transmitted by telefax shall be deemed to have the same effect as an original signature. This agreement may be executed in counterparts.

12. EFFECTIVE DATE: The effective date shall be the last date of execution by Buyer or Seller. All time periods shall be calculated commencing the day after the effective date unless specified herein.

K. OPERATION OF PROPERTY DURING CONTRACT PERIOD: Seller will continue to operate the property and any business conducted on the property in the manner operated prior to contract, including the payment of all employees' wages, employee's taxes and sales taxes.

L. BROKERS: Upon this transaction's closing and funding, Seller shall pay a $0.00 real estate commission to Grubb & Ellis, which is the sole Broker involved in this transaction. Buyer does hereby agree to defend, hold harmless and to indemnify Seller against any and all other claims for brokerage commission arising through the Buyer, including attorneys' fees and costs. This provision shall survive closing.

M. RADON DISCLOSURE: RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS, THAT WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.

N. ASSIGNABILITY The Buyer shall not assign its interest in this Contract without the prior written approval of Seller, which may be denied at the sole discretion of the Seller.

O. PROPERTY CONDITION: Seller will deliver the property to Buyer at the time agreed in its present "as is" condition, ordinary wear and tear excepted. Seller makes no warranties other than marketability of title. By accepting the property "as is," Buyer waives all claims against Seller for any defects in the property

P. DUE DILIGENCE PERIOD: Buyer intends use the property as developable vacant land, ("Intended Use"). Buyer will, at Buyer's expense and within fifteen (15) days from effective date (Due Diligence Period"), determine whether the property is suitable, in Buyer's sole and absolute discretion, for Buyer's Intended Use of the property. During the Due Diligence Period, Buyer may have the property surveyed and, conduct any tests, analyses and investigations ("Inspections") which Buyer deems necessary to determine to Buyer's satisfaction the property's engineering, architectural, environmental properties; zoning and zoning restrictions; flood zone designation and restrictions; subdivision regulations; soil and grade; availability of access to public roads, water, and other utilities; consistency with local, state and regional growth management and comprehensive land use plans; availability of permits, government approvals and licenses; compliance with American with Disabilities Act; absence of asbestos, soil and ground water contamination; and other inspections that Buyer deems appropriate to determine the suitability of the property for Buyer's Intended Use. Buyer shall deliver written notice to Seller prior to the expiration of the Due Diligence Period of Buyer's determination of whether or not the property is acceptable. Buyer's failure to comply with this notice requirement shall constitute acceptance of the property in its present "as is" condition. Seller grants to Buyer, its agents and contractors, the reasonable right to enter the property, upon reasonable notice to and

consent from Seller, during the Due Diligence Period for the purpose of conduction inspections; provided, however, that Buyer, its agents and contractors enter the property and conduct inspections at their own risk. Buyer, its agents and contractors shall not enter upon the property unless the Seller or his authorized agent accompanies them. The Buyer and its agents shall not disclose the transaction set forth herein, to any of the Seller's tenants or employees. Buyer shall indemnify and hold Seller harmless from losses, damages, costs, claims and expenses of any nature, including attorneys' fees at all levels, and from liability to any person, arising from the conduct of any and all inspections authorized by Buyer. Buyer will not engage in any activity that could result in a mechanics's lien being filed against the property without Seller's prior written consent. Buyer shall repair all damages to the Property resulting from the inspections and return the property to the condition it was in prior to conduct of the inspections. In the event this transaction does not close, Buyer shall, at Buyer's expense, release to Seller all reports and other work generated as a result of the inspections. Should Buyer deliver timely notice that the property is not acceptable, Seller agrees that Buyer's deposit shall be immediately returned to Buyer and the contract terminated.

Q. NO FINANCING CONTINGENCY: This transaction is not contingent upon the Buyer obtaining mortgage financing from a third party lender.

R. PURCHASE MONEY MORTGAGES TO SELLERS: N/A

S. SELLER EXCHANGE: Buyer will cooperate should Seller elect to sell the property as part of a like-kind exchange under IRC section 1031. Seller's contemplated exchange shall not impose upon Buyer any additional liability or financial obligation and Seller agrees to hold Buyer harmless from any liability that might arise from such exchange. This agreement is not subject to or contingent upon Seller's ability to acquire a suitable exchange property or to effectuate an exchange. In the event any exchange contemplated by Seller should fail to occur, for whatever reason, the sale of the property shall nonetheless be consummated as provided herein.

T. BUYER EXCHANGE: Seller will cooperate should Buyer elect to buy the property as part of a like-kind exchange under IRC section 1031. Buyer's contemplated exchange shall not impose upon Seller any additional liability or financial obligation and Buyer agrees to hold Seller harmless from any liability that might arise from such exchange. This agreement is not subject to or contingent upon Buyer's ability to acquire a suitable exchange property or to effectuate an exchange. In the event any exchange contemplated by Buyer should fail to occur, for whatever reason, the sale of the property shall nonetheless be consummated as provided herein.

U. SELLER'S REPRESENTATIONS AND WARRANTIES: Seller represents and warrants to Buyer that:

(a) To the best of Seller's knowledge, Seller is a Florida corporation, duly organized, validly existing and in good standing under the laws of the State of Florida and is authorized to do business in the State of Florida, has duly authorized the execution an performance of this contract and such execution and performance will not violate any material term of its articles of incorporation or bylaws.

(b) To the best of Seller's knowledge, no petition in bankruptcy (voluntary or otherwise), assignment for the benefit of creditors, or petition seeking reorganization or rearrangement or other action under federal or state bankruptcy laws is pending against or contemplated by Seller.

(c) To the best of Seller's knowledge, Seller has not received any written notice from any governmental entity or other third party of any actions threatened against Seller which could affect Seller's right to sell the property, other than as disclosed herein.

(d) To the best of Seller's knowledge, no notices of violation of law or municipal ordinances or of Federal, State, County or Municipal or other governmental agency regulations, orders or requirements relating to the property have been received by Seller, other than as disclosed herein, except Detail of Violation issued December 22, 2005, under Case # 0512-2137.

V. BUYER'S REPRESENTATIONS AND WARRANTIES: Buyer represents and warrants to Seller that:

(a) To the best of Buyer's knowledge, no petition in bankruptcy (voluntary or otherwise), assignment for the benefit of creditors, or petition seeking reorganization or rearrangement or other action under federal or state bankruptcy laws is pending against or contemplated by Buyer.

(b) To the best of Buyer's knowledge, Buyer has not received any written notice from any governmental entity or other third party of any actions threatened against Buyer which could affect Buyer's right to buy the property other than as set forth herein.

W. SIMULTANEOUS CLOSING CONTINGENCY: This agreement is contingent upon the simultaneous closing and funding of the Contract For Sale And Purchase Of Real Property for the proximate real property located at 3661 West Oakland Park Boulevard, Lauderdale Lakes, Florida, executed by the parties contemporaneously with this agreement. In the event the transaction set forth in said contract is not simultaneously closed and funded with the transaction set forth in this contract, either party may terminate this agreement.

X. LEGAL DESCRIPTION: Attached hereto as Exhibit "A" is a sketch of the property to be conveyed.

hereunder. This comprises a portion of the property legally described in the attached Exhibit "B", which is a vacant lot of approximately 2.7 acres. The exact legal description of the property shall be prepared and attached to an Addendum to be signed by the parties within the Due Diligence Period. In the event the legal description is reasonably unacceptable to either party, either party may cancel this Contract.

Y. FINAL AGREEMENT: No modification or change in this Contract shall be binding unless in writing and executed by the parties. Where in conflict, typewritten provisions shall supersede printed provisions and handwritten provisions shall supersede typewritten and/or printed provisions.

Buyer	Seller
Wilton Centre, LLC.	**21st CENTURY HOLDING COMPANY**
BY: [signature] 1/5/06 Date	BY: [signature] 1/9/6 Date
As its MANAGER NICO DEVELOPMENT, INC.	As its CFO

Exhibit "A"

LAND CONTRACT



THREE STORY BANK
40,000 sqft
83,563.81 sq.ft
100
LOT 23 BLOCK 26
LOT 22 BLOCK 26
LOT 21 BLOCK 26
LOT 20 BLOCK 26
"LAUDERDALE LAKES NORTH GATE SECTION 5"
(P.B. 57, PAGE 14-B.C.R.)
N.W. 36TH TERRACE
303.04'
460.12'
191.81'
265.58'
EXIST
NEW

EXHIBIT "A"

ALL OF PARCEL "A" AND PARCEL "B", "FIRST FEDERAL LAUDERDALE LAKES", ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 99, PAGE 35, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, LESS AND EXCEPT THE FOLLOWING:

BEGIN AT THE NORTHWEST CORNER OF SAID PARCEL "B"; THENCE SOUTH 00° 53'54" EAST ALONG THE WEST LINE OF SAID PARCEL "B" FOR 458.11 FEET; THENCE NORTH 88° 58'22" EAST FOR 346.00 FEET TO A POINT ON THE EAST LINE OF SAID PARCEL "B"; THE FOLLOWING (3) THREE COURSES BEING ON THE EXTERIOR BOUNDARY OF PARCEL "B"; (1) THENCE NORTH 00° 53'54" WEST FOR 398.11 FEET TO A POINT ON A CIRCULAR CURVE CONCAVE TO THE NORTHEAST AND WHOSE RADIUS POINT BEARS NORTH 01° 01'38" WEST; (2) THENCE NORTHWESTERLY ALONG A 114.58 FOOT RADIUS CURVE LEADING TO THE RIGHT THROUGH A CENTRAL ANGLE OF 61° 33'10" FOR 123.09 FEET; (3) THENCE SOUTH 88° 58'22" WEST FOR 245.12 FEET TO THE POINT OF BEGINNING.

AND

COMMENCING AT THE NORTHWEST CORNER OF SAID PARCEL "B"; THENCE SOUTH 00° 53'54" WEST ALONG THE WEST LINE OF SAID PARCEL "B", A DISTANCE OF 458.11 FEET TO THE POINT OF BEGINNING; THENCE NORTH 88° 58'22" EAST, A DISTANCE OF 346.00 FEET; THENCE SOUTH 00° 53'54" EAST ALONG THE EAST LINE OF SAID PARCEL "B", A DISTANCE OF 188.85 FEET; THENCE SOUTH 88° 58'22" WEST, A DISTANCE OF 346.00 FEET; THENCE NORTH 00° 53'54" WEST ALONG THE SAID WEST LINE OF PARCEL "B", A DISTANCE OF 188.85 FEET TO THE POINT OF BEGINNING.

SAID LANDS SITUATE IN THE CITY OF LAUDERDALE LAKES, BROWARD COUNTY, FLORIDA, AND ~~CONTAIN 2.500 ACRES, MORE OR LESS.~~

CONTRACT FOR SALE AND PURCHASE OF REAL PROPERTY

Date of last execution by Buyer or Seller
EFFECTIVE DATE 1/9/06
To be filled in by last Party to Sign or Initial

Seller: 21st CENTURY HOLDING COMPANY
of
Buyer: WILTON CENTRE, L.L.C.
of
hereby agree that the Seller shall sell and the Buyer shall buy the following described property together with existing improvements thereon, UPON THE TERMS AND CONDITIONS HEREINAFTER SET FORTH.

1. LEGAL DESCRIPTION of real estate located in Broward County, Florida.

SEE EXHIBIT "A" APPENDED HERETO AND PARAGRAPH X BELOW

ADDRESS: 3661 W Oakland Park Blvd (Street) ____ (Apt./Unit #) Lauderdale Lakes, FL (City, State) 33311 (Zip)

SELLER OWNED PERSONAL PROPERTY INCLUDED: All fixed equipment, all window screens and hardware, all attached floor coverings, attached lighting fixtures as presently installed on said property, that belong to the Seller.

2. PURCHASE PRICE IS (In U.S. funds) **$5,865,000.00**

3. METHOD OF PAYMENT: This is an all cash transaction.

(a) Deposit(s) to be held in escrow by Eve Wagner Rosen, P.A., Trust Account **$50,000.00**
(b) Additional escrow deposit due within 15 days after effective date, time being of the essence **$100,000.00**
Escrowed funds may be placed in an interest bearing account with interest to accrue to the Buyer.
(c) Amount of new note and mortgage to be executed by the Buyer to any lender other than the Seller: **$0.00**

(d) Conditioned upon Buyer assuming [ ] fixed rate [ ] adjustable rate [ ] balloon mortgage in favor of ____ presently bearing interest at ____% and presently payable $____ per month (P.I.___.___.) having an approximate balance of **$0.00**
(APPROVE BY CHECKING ONE ONLY)
[ ] At present terms and interest rate for the period of the mortgage
[ ] At an interest rate changeable to the rate of interest prevailing at time of closing and upon such terms and conditions as are required by lender, which Buyer agrees to accept.
Note- if more than one existing mortgage is being assumed, place total of other balances here and describe its terms in Paragraph P (SPECIAL CLAUSES) of this Contract or on an Addendum.
[ ] 2nd Mortgage [ ] 3rd Mortgage **$0.00**
(e) Purchase money second mortgage and note to Seller in the principal amount of $875,000.00 bearing interest at 5 % for 6 years. [ ]Freely Assumable [ ]Assumable w/Qualifying [ ]Assumable w/Qualifying & Rate Change [X]Non-Assumable Payable as follows: $143,750.00 one year from the date of the closing, $138,750.00 two years from the date of the closing, $133,750.00 three years from the date of the closing, $128,750.00 four years from the date of the closing, $123,750.00 five years from the date of the closing, the full remaining principal amount plus all accrued interest and all other sums due on the note, mortgage and other loan documents shall be due and payable six years from the date of the closing **$875,000.00**
(f) Balance of funds due from Buyer in the form of U.S. currency or cashier's check drawn on a Florida financial institution, upon closing and delivery of deed (or such greater or lesser amount as may be necessary to complete payment of purchase price after credits, adjustments and prorations) **$4,840,000.00**
(g) PURCHASE PRICE **$5,865,000.00**

4. TIME FOR ACCEPTANCE If this Contract is not executed by Seller on or before January 9th, 2006, the deposit shall, at the option of Buyer, be returned to Buyer and this agreement shall be null and void.

5. CLOSING DATE This Contract shall be closed and the closing documents and possession shall be delivered on or before forty-five (45) days from the Effective Date, unless modified by other provisions of this Contract or separate agreement.

A. ESCROW: The party or entity receiving the deposit(s) agrees by the acceptance thereof to deposit(s) them promptly, to hold the funds in escrow and to disburse the same, subject to clearance, in accordance with this Contract. Failure of clearance of funds shall not excuse performance by Buyer. Provided, however, that in the event a dispute shall arise between any of the parties to this Contract as to the proper disbursement of the deposit(s), the party holding the deposit(s) may, at his option: (1) take no action and hold all funds (and documents, if any) until agreement is reached between the disputing parties, or until a judgment has been entered by a court of competent jurisdiction and the appeal period has expired thereon, or if appealed then until the matter has been finally conducted and then to act in accordance with such final judgment; or (2) institute an action for declaratory judgment, interpleader or otherwise joining all affected parties and thereafter complying with the ultimate judgment of the court with regard to the disbursement of the deposit(s) and disposition of documents, if any. In the event of any suit between Buyer and Seller wherein the Escrow Agent is made a party by virtue of acting as such Escrow Agent hereunder, or in the event of any suit wherein Escrow Agent interpleads the subject matter of this escrow, the Escrow Agent shall be entitled to recover all attorney's fees and costs incurred, including costs and attorney's fees for appellate proceeding, if any. The Escrow Agent shall be entitled to an award against the deposit funds for such costs and attorney's fees. Any costs and attorney's fees awarded to the Escrow Agent shall be reimbursed to the prevailing party and charged as court costs against the losing party or parties, jointly and severally. The party receiving the deposit(s) shall be entitled to the foregoing interpleader relief and award of attorney's fees and cost regardless of whether or not suit is first filed by one or both Buyer or Seller in a suit involving the escrow holder and whether or not any party Buyer or Seller has an independent action against the escrow holder and whether or not the escrow holder instituted the interpleader action for his own protection. Any escrow agent who holds any deposit(s) under the terms of this Contract shall, upon the filing of an interpleader action, be obligated to deliver said deposit(s) to the registry of the court for disposition in accordance with the interpleader order.

B. LEASES AND TENANCIES: Prior to the execution of the Contract the Seller has furnished to Buyer copies of all written leases. Within fifteen (15) days after execution of Contract, Seller shall furnish to Buyer a statement from each tenant verifying the accuracy of statements previously furnished by Seller. If Seller is unable to obtain the foregoing statements from tenants, the same information may be provided in a Seller's Affidavit. Seller shall deliver and assign all existing leases, unmodified, to Buyer at closing.

C. RENTAL SECURITY DEPOSITS: Security deposits and prepaid rents, if any, to the extent they have not been applied by Seller in accordance with the rental agreement and current law, shall be transferred to Buyer pursuant to Florida Law.

D. EVIDENCE OF TITLE: Evidence of Title shall be certified to a date subsequent to the Effective Date of this Contract. Evidence of Title shall show in Seller a marketable title in accordance with current title standards adopted by the Florida Bar, subject only to liens, encumbrances, exceptions or qualifications set forth in this Contract and those which shall be discharged by Seller at or before closing. If title is found to be defective, Buyer shall, within five (5) days from receipt of the Evidence Of Title, notify Seller in writing and specify the defects. If said defects render title unmarketable, Seller shall have thirty (30) days from receipt of such notice to cure the defects, and if after said period Seller shall not have cured the defects, Buyer shall have the option of accepting title as it is or demanding a refund of all deposits made hereunder which shall forthwith be returned to Buyer, and thereupon Buyer and Seller shall be released of all obligations to each other under this Contract. Seller agrees that it will, if title is found to be unmarketable, use diligent effort to correct the defects within the time limit provided. The Seller shall not be required to file suit to cure any title defect.

Seller, at Seller's expense, shall deliver to the Buyer, the following evidence of title. Buyer shall pay the cost of the title commitment and insurance policy on the subject property to the title agent of Buyer's choice: A Title Search Report(s) prepared by Attorney's Title Insurance Fund, Attorney's Title Insurance Fund policy OPM-1886279.

E. DEFAULT:

1. DEFAULT BY BUYER: If Buyer fails to perform this Contract within the time specified, an amount equal to the deposit(s) made or agreed to be made by Buyer, and all other payments made to the Seller pursuant to this Contract may be retained or recovered by or for the account of the Seller as liquidated damages, consideration for the execution of this Contract and full settlement of any claims; whereupon Buyer shall be relieved of all obligations to the Seller under this Contract; or Seller, at his option, may proceed in equity for specific performance of this Contract.

2. DEFAULT BY SELLER: If, for any reason other than failure of Seller to make title marketable after diligent effort, Seller fails, neglects or refuses to perform this Contract, the Buyer may seek specific performance or elect to receive the return of Buyer's deposit(s) without the right to seek damages.

F. CLOSING:

1. PLACE: Closing shall be held at the Office of Buyer's Attorney or Closing Agent, if located within the county in which the property is situated; if not, then at the office of Seller's Attorney.

2. DOCUMENTS: Seller shall furnish deed or other instrument of conveyance, mechanic's lien affidavit, bill of sale, assignment of leases, and any corrective instruments that may be required in connection with perfecting the title.

3. EXPENSES: The cost of providing Evidence of Title covering the period prior to closing, state documentary stamps which are required to be affixed to the instrument of conveyance, and the cost of recording any corrective documents shall be paid by Seller. The cost of recording the deed shall be paid by Buyer. Seller shall pay any prepayment penalties incurred or charged in satisfying existing mortgages.

4. PRORATIONS: Any references in this Contract to prorations shall be as of the date of closing unless occupancy occurs prior to closing, in which case prorations shall be as of the date of occupancy, unless otherwise provided:

(a) Proration of Taxes (Real and Personal): Taxes shall be prorated on the current year's tax without regard to discount. If closing occurs on a date when the current year's millage is not fixed, and the current year's assessment is available, taxes will be prorated based upon such assessment and the prior year's millage. If the current year's assessment is not available, taxes will be prorated on the prior year's tax without regard to discount. If there are completed improvements by January 1st of the year of closing, which improvements were not in existence on January 1st of the prior year, taxes will be prorated based upon the prior year's millage and an equitable estimated assessment of the property, as improved. Taxes will not be reprorated.

(b) Other Prorations: Rent and any other expenses and revenues of the property that are properly proratable.

G. AFFIDAVITS: Seller shall furnish to Buyer at time of closing an affidavit attesting to the absence of any claims of lien or potential lienors known to Seller. If the property has been improved within ninety (90) days prior to closing, Seller shall deliver to Buyer an affidavit setting forth names and addresses of all Contractors, sub-Contractors, suppliers and materialmen and stating that all bills for work on subject property have been paid. Buyer may require releases of all potential liens. Seller shall also furnish a "Gap" affidavit and FIRPTA affidavit.

H. CONVEYANCE AND TRANSFER: Seller shall convey the real property to Buyer by Statutory Warranty Deed (unless selling in a representative capacity) subject to: (1) taxes for year of closing and subsequent years; (2) zoning and/or restrictions and prohibitions imposed by governmental authority; (3) restrictions and other matters appearing on the plat and/or common to the subdivision; (4) utility easements of record, provided said easements do not reasonably interfere with the intended use of the property; (5) other matters specified in this Contract, (6) Grant of Easement in favor of Sean's Land, Inc. and (7) the Permitted Exceptions set forth in Attorney's Title Insurance Fund policy OPM-1886279. All reverter provisions and reservations shall be released of record at Seller's expense unless extinguished by the Marketable Record Title Act or unless the right of re-entry or the reservation has been released by other statutory authority or by the state of Florida.

I. OCCUPANCY AND POSSESSION: Seller agrees to deliver possession, and all keys for locks and alarms if any, upon closing and funding subject to the rights of the existing occupants.

J. MISCELLANEOUS:

1. SPECIAL ASSESSMENT LIENS: Certified special assessment liens as of the date of closing are to be paid by Seller. Pending liens as of the date of closing shall be assumed by Buyer. Where the improvement has been substantially completed as of the effective date of this Contract, such pending liens shall be considered as certified, and Seller shall, at closing, be charged an amount equal to the last estimate of the public body of the assessment of the improvement.

2. **(a) RISK OF LOSS:** If the improvements are damaged by fire or other casualty prior to closing, and the cost of restoring the same does not exceed five percent (5%) of the sales price, the cost of restoration shall be an obligation of Seller and closing shall proceed pursuant to the terms of this Contract with the cost thereof being escrowed at closing. If the cost of repair or restoration exceeds five percent (5%) of the sales price, Buyer shall have the option of taking the property "as is," together with any insurance proceeds by virtue of said loss or damage, or canceling this Contract and all deposits will be returned forthwith to Buyer and the parties released of any further liability hereunder.

(b) CONDEMNATION: In the event an order of taking has been issued by any governmental authority, Buyer shall have the option to cancel the Contract or require Seller to convey any remaining portion of the property. Should the Buyer not elect to cancel the Contract, then the Buyer shall have the right to participate in negotiations with government and this Contract shall remain in full force and effect.

3. INGRESS AND EGRESS: Seller warrants that there are ingress and egress to the property over public or

private roads.

4. MAINTENANCE: Between the Effective Date of this Contract and the closing date, the real property, shall be maintained by Seller in the condition existing as of the Effective Date of this Contract, ordinary wear and tear excepted.

5. ATTORNEY'S FEES AND COSTS: In any litigation (including all appeals) arising out of this Contract involving Seller and Buyer or Escrow Agent, the prevailing party shall be entitled to recover all costs incurred, including reasonable attorney's fees.

6. PERSONS BOUND: This Contract shall bind and inure to the benefit of the parties hereto, their heirs, successors and assigns. Whenever the context permits, singular shall include plural and gender shall include all.

7. ADDENDA AND EXHIBITS: The term "Contract" shall include all Addenda and Exhibits attached or incorporated by reference.

8. NOTICE AND TIME: Notice given by or to the Attorney for either party shall be effective as if given by or to said party. Any time period which shall end on a Saturday, Sunday or legal holiday shall extend to 5:00 o'clock P.M. on the next full business day. Notice hereunder shall be in writing by nationally recognized overnight courier, to the respective address of the parties set forth below. Service shall be deemed effective upon the earlier of actual receipt of notice or one (1) business day after mailing by nationally recognized overnight courier.

To Seller: Joseph L. Schneider, Esq. 1720 Harrison Street Suite 1820 Hollywood, FL 33020	To Buyer: Eve Wagner Rosen, Esq. 2101 North Andrews Avenue Suite 403 Wilton Manors, FL 33311

9. CONTRACT NOT RECORDABLE: Neither this Contract nor any notice thereof shall be recorded in the public records.

10. TIME OF THE ESSENCE: Time is of the essence for all provisions of this contract.

11. FAX AND COUNTERPARTS: A signature transmitted by telefax shall be deemed to have the same effect as an original signature. This agreement may be executed in counterparts.

12. EFFECTIVE DATE: The effective date shall be the last date of execution by Buyer or Seller. All time periods shall be calculated commencing the day after the effective date unless specified herein.

K. OPERATION OF PROPERTY DURING CONTRACT PERIOD: Seller will continue to operate the property and any business conducted on the property in the manner operated prior to contract, including the payment of all employees' wages, employee's taxes and sales taxes.

L. BROKERS: Upon this transaction's closing and funding, Seller shall pay a $200,000.00 real estate commission to Grubb & Ellis, which is the sole Broker involved in this transaction. Buyer does hereby agree to defend, hold harmless and to indemnify Seller against any and all other claims for brokerage commission arising through the Buyer, including attorneys' fees and costs. This provision shall survive closing.

M. RADON DISCLOSURE: RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS, THAT WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.

N. ASSIGNABILITY The Buyer shall not assign its interest in this Contract without the prior written approval of Seller, which may be denied at the sole discretion of the Seller.

O. PROPERTY CONDITION: Seller will deliver the property to Buyer at the time agreed in its present "as is" condition, ordinary wear and tear excepted. Seller makes no warranties other than marketability of title. By accepting the property "as is," Buyer waives all claims against Seller for any defects in the property

P. DUE DILIGENCE PERIOD: Buyer intends use the property as an office building and parking area, ("Intended Use"). Buyer will, at Buyer's expense and within fifteen (15) days from effective date (Due Diligence Period"), determine whether the property is suitable, in Buyer's sole and absolute discretion, for Buyer's Intended Use of the property. During the Due Diligence Period, Buyer may have the property surveyed and, conduct any tests, analyses and investigations ("Inspections") which Buyer deems necessary to determine to Buyer's satisfaction the property's engineering, architectural, environmental properties; zoning and zoning restrictions; flood zone designation and restrictions; subdivision regulations; soil and grade; availability of access to public roads, water, and other utilities;

consistency with local, state and regional growth management and comprehensive land use plans; availability of permits, government approvals and licenses; compliance with American with Disabilities Act; absence of asbestos, soil and ground water contamination; and other inspections that Buyer deems appropriate to determine the suitability of the property for Buyer's Intended Use. Buyer shall deliver written notice to Seller prior to the expiration of the Due Diligence Period of Buyer's determination of whether or not the property is acceptable. Buyer's failure to comply with this notice requirement shall constitute acceptance of the property in its present "as is" condition. Seller grants to Buyer, its agents and contractors, the reasonable right to enter the property, upon reasonable notice to and consent from Seller, during the Due Diligence Period for the purpose of conduction inspections; provided, however, that Buyer, its agents and contractors enter the property and conduct inspections at their own risk. Buyer, its agents and contractors shall not enter upon the property unless the Seller or his authorized agent accompanies them. The Buyer and its agents shall not disclose the transaction set forth herein, to any of the Seller's tenants or employees. Buyer shall indemnify and hold Seller harmless from losses, damages, costs, claims and expenses of any nature, including attorneys' fees at all levels, and from liability to any person, arising from the conduct of any and all inspections authorized by Buyer. Buyer will not engage in any activity that could result in a mechanics's lien being filed against the property without Seller's prior written consent. Buyer shall repair all damages to the Property resulting from the inspections and return the property to the condition it was in prior to conduct of the inspections. In the event this transaction does not close, Buyer shall, at Buyer's expense, release to Seller all reports and other work generated as a result of the inspections. Should Buyer deliver timely notice that the property is not acceptable, Seller agrees that Buyer's deposit shall be immediately returned to Buyer and the contract terminated.

Q. NO FINANCING CONTINGENCY: The Buyer may obtain first mortgage financing, from a third party lender, in an amount up to $4,500,000.00. However, this transaction is not contingent upon the Buyer obtaining mortgage financing from a third party lender. The Seller's purchase money second mortgage shall continue to be subordinate to first mortgage financing of not more than $4,500,000.00, **and Seller agrees to execute any documents reasonably requested by Buyer or its Lender/s to subordinate its interest to that of a first Mortgage.**

R. PURCHASE MONEY MORTGAGES TO SELLERS: The purchase money note and mortgage to Seller, (and all other loan documentation) shall follow a form with terms acceptable to Seller. The purchase money mortgage shall provide for an annual proof of payment of taxes and insurance against loss by fire, hazzard, wind and flood with extended coverage in an amount not less than the full insurable value of the improvements. Seller shall be named on the insurance policies as a loss payee. The mortgage and note shall provide for acceleration, at the option of the holder, after ten (10) days' default. The note shall provide for a late charge of five percent (5%) of the payment due if received by the mortgagee more than ten (10) days after the due date and mortgagee has not elected to accelerate. Any prepayment shall apply against principal amounts last maturing. All personal property will, at the option of Seller, be subject to the mortgage, a financing statement and evidenced by "Financing Statements." The Buyer shall execute a collateral assignment of rents, and deliver it to the Seller. Performance under the note, mortgage and other loan documents shall be personally guaranteed by Joseph Koplowitz, Israel Lewin and all other principals of Buyer, via a guaranty acceptable to Seller. The Buyer and guarantor(s) shall also execute an Environmental Indemnification Agreement that is acceptable to Seller. All sums due on the note, mortgage and other loan documents, shall be due on sale or transfer. Seller shall furnish to Buyer copies of the proposed loan documentation, within ten (10) days after this contract's execution. Buyer shall provide Seller with copies of its', Joseph Koplowitz's, Israel Lewin's financial statements, within ten (10) days of this contract's execution. Seller shall have five (5) days to review the financial statements, to determine if they are acceptable, "Review Period". Seller shall deliver written notice to Buyer prior to the expiration of the Review Period of Seller's determination of whether or not the financial statements acceptable. Seller's failure to comply with this notice requirement shall constitute acceptance of the Buyer's, Joseph Koplowitz's, Israel Lewin's financial condition. Should Seller deliver timely notice that the financial statements are not acceptable, Buyer agrees that Buyer's deposit shall be immediately returned to Buyer and the contract terminated.

S. SELLER EXCHANGE: Buyer will cooperate should Seller elect to sell the property as part of a like-kind exchange under IRC section 1031. Seller's contemplated exchange shall not impose upon Buyer any additional liability or financial obligation and Seller agrees to hold Buyer harmless from any liability that might arise from such exchange. This agreement is not subject to or contingent upon Seller's ability to acquire a suitable exchange property or to effectuate an exchange. In the event any exchange contemplated by Seller should fail to occur, for whatever reason, the sale of the property shall nonetheless be consummated as provided herein.

T. BUYER EXCHANGE: Seller will cooperate should Buyer elect to buy the property as part of a like-kind exchange under IRC section 1031. Buyer's contemplated exchange shall not impose upon Seller any additional liability or financial obligation and Buyer agrees to hold Seller harmless from any liability that might arise from such

exchange. This agreement is not subject to or contingent upon Buyer's ability to acquire a suitable exchange property or to effectuate an exchange. In the event any exchange contemplated by Buyer should fail to occur, for whatever reason, the sale of the property shall nonetheless be consummated as provided herein.

U. SELLER'S REPRESENTATIONS AND WARRANTIES: Seller represents and warrants to Buyer that:

(a) To the best of Seller's knowledge, Seller is a Florida corporation, duly organized, validly existing and in good standing under the laws of the State of Florida and is authorized to do business in the State of Florida, has duly authorized the execution an performance of this contract and such execution and performance will not violate any material term of its articles of incorporation or bylaws.

(b) To the best of Seller's knowledge, no petition in bankruptcy (voluntary or otherwise), assignment for the benefit of creditors, or petition seeking reorganization or rearrangement or other action under federal or state bankruptcy laws is pending against or contemplated by Seller.

(c) To the best of Seller's knowledge, Seller has not received any written notice from any governmental entity or other third party of any actions threatened against Seller which could affect Seller's right to sell the property, other than as disclosed herein.

(d) To the best of Seller's knowledge, no notices of violation of law or municipal ordinances or of Federal, State, County or Municipal or other governmental agency regulations, orders or requirements relating to the property have been received by Seller, other than as disclosed herein, except Detail of Violation issued December 22, 2005, under Case # 0512-2137.

V. BUYER'S REPRESENTATIONS AND WARRANTIES: Buyer represents and warrants to Seller that:

(a) To the best of Buyer's knowledge, no petition in bankruptcy (voluntary or otherwise), assignment for the benefit of creditors, or petition seeking reorganization or rearrangement or other action under federal or state bankruptcy laws is pending against or contemplated by Buyer.

(b) To the best of Buyer's knowledge, Buyer has not received any written notice from any governmental entity or other third party of any actions threatened against Buyer which could affect Buyer's right to buy the property other than as set forth herein.

W. DUE DILIGENCE MATERIALS: Seller shall deliver to Buyer or otherwise give Buyer access to copies of all existing: environmental reports, leases, operating expense reports (from 2003 forward), surveys, floor plans and building plans, that are in the Seller's possession, **within five (5) days from the effective date.**.

X. LEGAL DESCRIPTION: Attached hereto as Exhibit "A" is a sketch of the property to be conveyed hereunder. This comprises all of the property legally described in the attached Exhibit "B", which is a commercial building and parking area and a portion of the property legally described in the attached Exhibit "C", which is a vacant lot of approximately 0.8 acres. The exact legal description of the property shall be prepared and attached to an Addendum to be signed by the parties within the Due Diligence Period. In the event the legal description is reasonably unacceptable to either party, either party may cancel this Contract.

Y. LEASE AGREEMENT: At closing, the existing Commercial Lease between Federated National Insurance Company (as tenant) and the Seller (as landlord) shall be assigned to the Buyer. Also, at closing the Lease Addendum, appended hereto as Exhibit "**D**" shall be executed by Federated National Insurance Company and the Buyer. The Seller shall execute a customary and usual guaranty for payment of the tenant's rent, from the date of closing, to the expiration of the initial lease term.

Z. FINAL AGREEMENT: No modification or change in this Contract shall be binding unless in writing and executed by the parties. Where in conflict, typewritten provisions shall supersede printed provisions and handwritten provisions shall supersede typewritten and/or printed provisions.

AA. SIMULTANEOUS CLOSING CONTINGENCY: This agreement is contingent upon the simultaneous closing and funding of the Contract For Sale And Purchase Of Real Property for the proximate real property located at adjacent to 3661 West Oakland Park Boulevard, Lauderdale Lakes, Florida, comprising a vacant lot of approximately 2.7 acres, executed by the parties contemporaneously with this agreement. In the event the transaction set forth in said contract is not simultaneously closed and funded with the transaction set forth in this contract, either party may terminate this agreement.

Buyer	**Seller**
WILTON CENTRE, L.L.C.	**21st CENTURY HOLDING COMPANY**
BY: pres 1/9/06 Date	BY: 1/9/6 Date
As its MANAGER NIKO DEVELOPMENT, INC.	As its CFO

Exhibit "A"

Building Contract



N.W. 36TH TERRACE
LOT 23 BLOCK 26
LOT 22 BLOCK 26
LOT 21 BLOCK 26
LOT 20 BLOCK 26
THREE STORY BANK
40,000 sqft
easement
100 ft.

EXHIBIT "B"

A parcel of land in the Southwest ¼ of Section 19, Township 49 South, Range 42 East, said parcel being more particularly described as follows:

Beginning on the North right of way line of Oakland Park Boulevard, at an intersection with the West right-of-way line of N.W. 36th Terrace, as shown on the plat of Lauderdale Lakes North Gate Section 5, as recorded in Plat Book 57 at Page 14 of the Public Records of Broward County, Florida; thence run due West (on an assumed bearing) 269.58 feet along said North right-of-way line of Oakland Park Boulevard, to a point of curvature of a curve to the left, thence along said North right-of-way line, on the arc of said curve to the left, having a radius of 2505.70 feet and a central angle of 2°10'58", run Westerly 95.46 feet, to an intersection with the Southerly projection of the Westerly boundary of Block 26, as shown on said Plat of Lauderdale Lakes North Gate Section 5; thence run North 0°53'54" West 304.86 feet along said projection, to the Southwest corner of Lot 20 in said Block 26; thence run due East 365.04 feet along the South boundary of said Block 26, to the Southeast corner of Lot 23 in Block 26; thence run South 0°53'54" East 303.04 feet along the aforesaid Westerly right-of-way line of N.W. 36th Terrace, to the Point of Beginning.

EXHIBIT "C"

ALL OF PARCEL "A" AND PARCEL "B", "FIRST FEDERAL LAUDERDALE LAKES", ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 99, PAGE 35, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, LESS AND EXCEPT THE FOLLOWING:

BEGIN AT THE NORTHWEST CORNER OF SAID PARCEL "B"; THENCE SOUTH 00° 53'54" EAST ALONG THE WEST LINE OF SAID PARCEL "B" FOR 458.11 FEET; THENCE NORTH 88° 58'22" EAST FOR 346.00 FEET TO A POINT ON THE EAST LINE OF SAID PARCEL "B"; THE FOLLOWING (3) THREE COURSES BEING ON THE EXTERIOR BOUNDARY OF PARCEL "B"; (1) THENCE NORTH 00° 53'54" WEST FOR 398.11 FEET TO A POINT ON A CIRCULAR CURVE CONCAVE TO THE NORTHEAST AND WHOSE RADIUS POINT BEARS NORTH 01° 01'38" WEST; (2) THENCE NORTHWESTERLY ALONG A 114.58 FOOT RADIUS CURVE LEADING TO THE RIGHT THROUGH A CENTRAL ANGLE OF 61° 33'10" FOR 123.09 FEET; (3) THENCE SOUTH 88° 58'22" WEST FOR 245.12 FEET TO THE POINT OF BEGINNING.

AND

COMMENCING AT THE NORTHWEST CORNER OF SAID PARCEL "B"; THENCE SOUTH 00° 53'54" WEST ALONG THE WEST LINE OF SAID PARCEL "B", A DISTANCE OF 458.11 FEET TO THE POINT OF BEGINNING; THENCE NORTH 88° 58'22" EAST, A DISTANCE OF 346.00 FEET; THENCE SOUTH 00° 53'54" EAST ALONG THE EAST LINE OF SAID PARCEL "B", A DISTANCE OF 188.85 FEET; THENCE SOUTH 88° 58'22" WEST, A DISTANCE OF 346.00 FEET; THENCE NORTH 00° 53'54" WEST ALONG THE SAID WEST LINE OF PARCEL "B", A DISTANCE OF 188.85 FEET TO THE POINT OF BEGINNING.

SAID LANDS SITUATE IN THE CITY OF LAUDERDALE LAKES, BROWARD COUNTY, FLORIDA, ~~AND CONTAIN 2.500 ACRES, MORE OR LESS~~.

"D"

ADDENDUM

The clauses below will be incorporated into the Commercial Lease between WILTON CENTRE, LLC (**Landlord**) and FEDERATED NATIONAL INSURANCE COMPANY, (**Tenant**) concerning the Property described as Suites 200/207, 201, 203/204, 205, 206, 300, 301 and 306, in 3661 West Oakland Park Boulevard, Lauderdale Lakes, Florida.

1. The lease term, set forth in Paragraph 1 is hereby extended from February 28, 2010 until December 31, 2011. The 2% annual rent increase set forth in Paragraph 1, shall apply during the aforementioned extended term.

2. 21st Century Holding Company, the Tenant's parent company, shall execute a customary and usual guaranty for payment of the Tenant's rent, from January 1, 2006, to December 31, 2011.

3. The Landlord has executed a note, mortgage and other loan documentation in favor of 21st Century Holding Company, with regard to the purchase of the leased premises. In the event any sums due on the loan are not made within sixty (60) days of its due date, Tenant and 21st Century Holding Company shall have the option to offset such sums against rental payments and any other sums due to Landlord, under the lease.

4. In the event that Tenant fails to pay any sum due under the lease within sixty (60) days of its due date, Landlord shall have the option to offset such sums against loan payments and any other sums due to 21st Century Holding Company, under the loan documents.

5. With regard to Paragraph 19 of the lease, the Landlord shall provide the Tenant with one hundred thirty-five (135) parking spaces, which is required for the proper operation of the Tenant's business, thirty five (35) of which shall be in the primary lot, of which, ten (10) shall be designated.

It is the intent of the parties that the Landlord will provide the remaining one hundred (100) parking spaces in the area adjacent to the Building as delineated on the attached Exhibit "A" (the "additional parking area") or such other area as agreed to by the parties. The additional parking area is currently unavailable, but it is the intent of the parities that Landlord will make such area available within a short time. Until the additional parking area is available, Landlord will provide alternative parking on the property described in the attached Exhibit "B"(the "alternative parking area"). The parties will enter into a Temporary Memorandum of Parking for the one hundred (100) parking spaces, which shall be recorded among the Public Records of Broward County, Florida, and which shall be released by the Tenant at such time as the additional parking area is available. Upon assignment by Tenant of its interest under the Lease, the parking spaces provided to Tenant's assignee shall change to the amount required by code.

6. All the remaining terms of the lease not modified hereby, or by prior addendum, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have hereunto executed this instrument for the purpose herein expressed, the day and year above written.

Signed, sealed and delivered in
the presence of:

WILTON CENTRE, LLC.

BY:

Witness 1 (as to Landlord)

Witness 2 (as to Landlord)

FEDERATED NATIONAL INSURANCE COMPANY

____
Witness 1 (as to Tenant)

____
BY:

____
Witness 2 (as to Tenant)

21st CENTURY HOLDING COMPANY
(As to Paragraphs 2, 3 and 4, only)

____
Witness 1 (as to Tenant)

____
BY:

____
Witness 2 (as to Tenant)

Exhibit "A"


N.W. 36TH TERRACE
LOT 23 BLOCK 26
LOT 22 BLOCK 26
LOT 21 BLOCK 26
LOT 20 BLOCK 26
"LAUDERDALE LAKES NORTH GATE SECTION 5"
(P.B. 57, PAGE 14 -B.C.R.)
THREE STORY BANK
83,563.81 sq.ft
EXIST
NEW

Exhibit "B"



THREE STORY BANK
40,000 sqft
83,563.81 sq ft
N.W. 36TH TERRACE
LOT 23 BLOCK 26
LOT 22 BLOCK 26
LOT 21 BLOCK 26
LOT 20 BLOCK 26
"LAUDERDALE LAKES NORTH GATE SECTION 5"
(P.B. 57., PAGE 14 -B.C.R.)
S90°00'00"W 565.04'
S90°00'00"W 269.58'
S00°53'54"E 308.04'
S00°53'54"E 480.12'
N00°53'54"W 429.17'
191.81'
297.36'
262.65'
Check